EXHIBIT 23.2



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                          INDEPENDENT AUDITORS' CONSENT



Securities and Exchange Commission
Washington, DC




We consent to the use in this Registration Statement of Bella Trading Company, Inc. on Form SB-2 Amendment 2, of our report dated October 11, 2005, appearing in the Prospectus.





/s/ Cordovano and Honeck  LLP


Cordovano and Honeck LLP
Denver, Colorado
November 30, 2005